SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 14, 2001


                            MARIN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-27799                                                    33-0619531
(Commission File Number)                      (IRS Employer Identification No.)


 24351 Pasto Road Suite B, Dana Point, California                      92629
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              It was previously reported that on May 14, 2001, the Registrant acquired Force 10 Trading, Inc., a Delaware corporation ("Force 10 Trading") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of May 14, 2001.

              This acquisition has been mutually rescinded.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 6, 2001                              MARIN TECHNOLOGIES, INC.



                                                       By: /s/ Jehu Hand
                                                       Jehu Hand
                                                       President



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